RP-2019-13688 01/11/2019    ER    $204.00

WHEN RECORDED MAIL TO
Kane, Russell, Coleman Logan PC 1601 Elm Street, Suite 3700
Dallas, Texas 75201
Attn. Charles E. Aster, Esq.
SPACE ABOVE THIS LINE FOR RECORDER'S USE

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

DEED OF TRUST,
ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

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THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
(this "Instrument") is made this 27th day of December, 2018, by and among Hartman 11211, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Grantor"), to Charles E. Aster (the "Trustee"), and for the benefit of East West Bank, a California state-chartered bank, having an address at 9300 Flair Drive, 6th Floor, EI

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Monte, California 91731, together with its successors, assigns and transferees (the "Lender").

This Instrument is given to secure payment ·of that certain loan (the "Loan") in the amount of Twenty Million and. NO/I 00 Dollars ($20,000,000.00), evidenced by that certain revolving promissory note (the "Note"), dated of even date herewith, executed by and Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Partnership"), Grantor and Hartman Spectrum, LLC, Texas limited liability company, having an address at 2909 Hillcroft, Suite 420; Houston, Texas 77057 ("Hartman Spectrum"; and Grantor, Hartman Spectrum and Hartman Partnership are collectively referred to herein as "Borrowers". and each sometimes individually referred to as a "Borrower"), and made payable to the order of Lender in the original face amount of $20,000,000.00. The manager of both Grantor and Hartman Spectrum is Hartman Income REIT Management, Inc., a Texas corporation ("Manager"), having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057. The payment of the Note is guaranteed by Hartman vREIT XXI, a Maryland corporation, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Guarantor"; and Borrowers, Manager and Guarantor are collectively referred to herein as the "Loan Pa1iies", and each sometimes individually referred to as a "Loan Party"), pursuant to that certain guaranty dated of even date herewith (the "Guaranty"). The Note will be advanced pursuant to that certain Master Credit Facility Agreement, dated -of even date herewith, executed by the Loan Parties and Lender (the "Loan Agreement") and the terms of the Loan Documents (as hereinafter defined).

All of the Borrowers, in addition to Grantor, are executing and delivering this Instrument to evidence their agreement to provide the representations and perform the covenants contained herein. All of the Borrowers acknowledge and confirm that a Default by any Borrower of a representation or covenant contained in this Instrument shall constitute a Default under all of the Loan Documents.

Grantor, in consideration of the indebtedness herein recited, the trust herein created and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably grants, bargains, sells, conveys, transfers, pledges, sets over and assigns to Trustee, in trust, with power of sale, and creates a security interest in, to and under any and all of the following described property and leasehold interests, whether now owned or hereafter acquired by Borrowers (collectively, the "Property"):

(I) That certain tract of real property situated in the County of Harris, State of Texas, and all more particularly described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes (the "Land");

(2)All structures, buildings and improvements of every kind and description now or at any time hereafter located on the Land (the "Improvements");

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(3)
All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Land or under or above the same or any part thereof, and all estates, rights, interests and appurtenances, reversions and remainders whatsoever, in any way belonging or appertaining to any of the Land or any part thereof, either at law or in equity, whether now owned or hereafter acquired by Grantor, including but not limited to, those certain reciprocal easements and common maintenance agreements listed on Exhibit "B" attached hereto and made a part hereof for all purposes (collectively, the "REAs," and each individually an "REA");

(4)All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Land and/or the Improvements, or any part thereof, whether now existing or hereafter created or acquired by Grantor;

(5)All minerals, royalties, oil and gas rights and profits, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Land;

(6)All building materials, supplies and equipment now or hereafter placed on the Land or in the Improvements;

(7)All furniture, furnishings, Fixtures (as defined in the Uniform Commercial Code (as defined below), goods, equipment, inventory or personal property owned by Grantor and now or hereafter located on, attached to or used in and about the Land and/or the Improvements, including, but not limited to, all communication, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and sprinkler and fire prevention, extinguishing and protection equipment, all elevators, and related machinery and equipment, all theft and security and access control apparatus, all machines, engines, boilers, dynamos, stokers, tanks, cabinets, awnings, appliances, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, paneling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, and all Fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Grantor as are now or hereafter used or furnished in operating the Land and/or the Improvements, or the activities conducted thereon and/or therein, and all building materials and equipment hereafter situated on or about the Land and/or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements except to the extent any of the same constitute Fixtures) (collectively, the "Equipment"). To the extent any p01iion of the Equipment is not deemed real prope1iy or Fixtures under applicable law, it shall be deemed to be personal property, and this Instrument shall be deemed to constitute a security agreement for the purposes of creating a security interest therein in favor of Lender under the Business and Commerce Code of the State of Texas (the "Uniform Commercial Code");

(8)
All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any pati of the Land and/or the Improvements (each, a "Lease" and collectively, "Leases"), whether written or oral, now or hereafter entered into and all rents, royalties, issues, profits, bonus money, revenue, income, rights and other benefits (collectively, the "Rents and Revenues") of the Land and/or the Improvements, now or hereafter arising from the use or enjoyment of all or any po1iion thereof or from any present or future Lease or other agreement pertaining thereto or any of the General Intangibles (as defined below) and all cash or securities deposited to secure performance by the tenants, lessees or licensees (each, a "Tenant" and collectively, "Tenants"), as applicable, of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Paragraph 25 hereinbelow;

(9)All contracts and agreements now or hereafter entered into covering any pati of the Land and/or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts,· equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Land and/or the hnprovements (including all architectural renderings, models, specifications, plans, drawings, surveys, tests, reports, data, bonds and governmental approvals) or to the management or operation of any part of the Land and/or the Improvements;

(10)All water taps, sewer taps, ce1iificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Land and/or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, Fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Land and/or the Improvements;

(11)All present and future funds, accounts, instruments, accounts receivable, documents, claims, general intangibles (as such terms are defined in the Uniform Commercial Code) (including, without limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Land and/or the Improvements, all names by which the Land and/or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Grantor may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Land and/or the Improvements) (collectively, the "General Intangibles");

(12)All insurance policies or binders now or hereafter relating to the Property, including any unearned premiums thereon;

(13)All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Lender pursuant to this Instrument or any other of the Loan Documents (as defined below), including, without limitation, all funds now or hereafter on deposit in any account or reserve held by Lender under this Instrument or any other Loan Document and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Land and/or the Improvements;

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(14)
All present and future monetary deposits given by Grantor to any public or private utility with respect to utility services furnished to any part of the Land and/or the Improvements;

(15)All proceeds, products, substituti.ons and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

(16)All other or greater rights and interests of every nature in the Land and the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Grantor.

TO SECURE TO LENDER: (a) the repayment of the Loan evidenced by Borrowers' Note in the principal sum of Twenty Million and No/100 Dollars (U.S. $20,000,000.00), together with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on December 27, 2021, and all renewals, extensions, modifications and replacements thereof, (b) the repayment of any future advances, with interest thereon, made by Lender to Borrowers pursuant to this Instrument (herein "Future Advances"), (c) the payment and performance of the covenants and agreements of any Loan Party contained in that certain Environmental Indemnity Agreement (herein so called) between Lender and the Loan Parties dated of even date herewith,
(d) the payment and performance of the covenants and agreements of the Loan Parties contained in the Loan Agreement, (e) the payment of all other sums, with interest thereon, advanced in accordance with the Loan Agreemeti.t or herewith to protect the security of this Instrument, (f) the performance of the covenants and agreements of Grantor herein contained, and (g) the payment of any other sum owing to Lender by any Loan Party under the Note, this Instrument, the Environmental Indemnity Agreement, the Loan Agreement and/or . any other document, agreement or instrument (including any other deed of trust executed and delivered by any Borrower to secure payment of the Note) evidencing, securing or governing the Loan (the Note, this Instrument, the Environmental Indemnity Agreement, the Guaranty, and such other documents, agreements or instruments (including any other deed of trust executed and delivered by any Borrower to secure payment of the Note) being collectively herein referred to as the "Loan Documents"; and sometimes each individually as a "Loan Document"). Additionally the Loan is also secured by the Guaranty executed by Guarantor.

TO HAVE AND TO HOLD the Property unto Lender, its successors and assigns forever, and Grantor hereby covenants and binds itself, its successor and assigns to WARRANT AND FOREVER DEFEND the title to the Property and/or any part thereof against all claims and demands, subject only to the exceptions to title listed in the policy of title insurance insuring the lien of this Instrument (the "Permitted Exceptions"), and Grantor hereby covenants that Grantor is lawfully seized of the estates hereby conveyed and has the right to grant, convey and assign the Property, and that the Property is unencumbered, except as aforesaid.

For the purpose of further securing the Loan for so long as the Loan or any part thereof remains incomplete or unpaid, Grantor hereby covenants and agrees as follows:

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1.
PAYMENT OF PRINCIPAL, INTEREST AND OTHER SUMS Borrowers shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note, any amounts due Lender from any of the Loan Parties under the Environmental Indemnity Agreement, the Loan Agreement, all other sums secured by this Instrument and any other sums owed to Lender by any of the Loan Patiies under any of the other Loan Documents.

2.	FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.

(a)    Upon the occurrence of and during the continuance of a Default, Borrowers shall, upon the written request of Lender, commence paying to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, an aggregate sum (herein "Funds") equal to one-twelfth of
(i) the yearly real property and ad vaforem taxes and assessments (including, but not limited to sewer and water, if applicable) which may be levied on the Property and (ii) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property and liability insurance as Lender may require pursuant to Paragraph 5 hereof. Any waiver by Lender of a requirement that Borrowers pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrowers. Upon the occurrence of and during the continuance of a Default, Lender may require Borrowers to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrowers or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrowers in a lump sum or in periodic installments, at Lender's option.

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(b)

The Funds shall be held in an institution(s), the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rents, taxes, assessments, insurance premiums and Other Impositions so long as no Loan Party·is in breach of any covenant or agreement of any of Loan Party in this Instrument or any other Loan Document. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender pays Borrowers interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Borrowers and Lender may agree in writing at the time of execution of this Instrument that interest on the Funds shall be paid to Borrowers, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrowers any interest, earnings or profits on the Funds. Lender shall give to Borrowers, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.
(c)    If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrowers on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrowers shall pay to Lender any amount necessary to make up the deficiency within fifteen (15) days after written notice from Lender to Borrowers requesting payment thereof.

(d)    Upon any Borrower's Default of any covenant or agreement of Borrowers in this Instrument, the Loan Agreement or in any other Loan Document, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrowers any remaining Funds held by Lender.

(c)APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender from Borrowers under the Note or this Instrument shall be applied by Lender in the following order of priority: (a) amounts payable to Lender by Borrowers under Paragraph 2 hereof, (b) interest payable on advances made pursuant to Paragraph 8 hereof, principal of advances made pursuant to Paragraph 8 hereof, (d) interest payable on any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the amounts of interest payable on the Future Advances in such order as Lender, in Lender's sole discretion, may determine, (e) principal of any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the principal balances of the Future Advances in such order as Lender, in Lender's sole discretion, may determine, (f) interest payable on the Note, (g) princip1tl of the Note, and (h) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine; provided, however, that Lender may, at Lender's option, apply any sums, payable pursuant to Paragraph 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this Paragraph 3.

3.CHARGES; LIENS. Borrowers shall pay all rents, taxes, assessments, premiums, and Other Impositions attributable to the Property in the manner provided under Paragraph 2 hereof or, if not paid in such manner, by Borrowers making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. The Loan Parties shall promptly furnish to Lender all notices of amounts due under this Paragraph 4, and in the event Borrowers shall make payment directly, the Borrowers shall promptly furnish to Lender receipts evidencing such payments. Borrowers shall promptly discharge any lien on the Property (other than this Instrument), and Borrowers shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrowers shall not allow any lien on the Property (other than this Instrument) to attach to or be perfected on or against all or any pmiion of any of the Property.

4.	INSURANCE.

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(a)

Property Insurance. Borrowers shall keep the Property and improvements now ex1stmg or hereafter erected on the Property insured by carriers admitted by the Texas Departi:nent of Insurance, at all times satisfactory to Lender, with coverage at least as broad as Insurance Services Office ("ISO") form CP IO 30 06 95 ("Causes of Loss-Special Form"), in an amount not less than one hundred percent (100%) of the then-current full replacement cost of the improvements and other property being insured pursuant thereto in an amount necessary to comply with any coinsurance percentage stipulated in .the policy, which shall not be less than eighty percent (80%) of the value of the Property, provided, however, that the insurance policy shall contain an "inflation guard" or other endorsement increasing coverage as the value of the property increases, without any further notification required by the insured (collectively, the "Property Insurance"). All premiums on the Property Insurance shall be paid, in the manner provided under Paragraph 2 hereof, or in such other manner as Lender may designate in writing. The Property Insurance shall also include (x) loss or damage by flood, if the Property are in an area designated by the Secretary of Housing and Urban Development as an area having special flood hazards, in an amount equal to the principal amount of the Note or the maximum amount available under the Flood Disaster Protection Act of 1973, and regulations issued pursuant thereof, as amended from time to time, whichever is less, in form complying with the "insurance purchase requirement" of that Act, (y) earthquake insurance if the normal customary practice for institutional commercial lenders making commercial real estate loans for assets of the same approximate size and type as the Property in the area where the Property is located is to require such insurance and (z) such other insurance and endorsements, if any, · as Lender, in its commercially reasonable judgment, may require from time to time, or which is required by the Loan Documents.

(b)    Commercial General Liability. From the date hereof, Borrowers shall maintain in full force and effect a commercial general liability insurance policy with coverage at least as broad as ISO form CG 00 0 I IO O I, insuring against claims for bodily injury (including death), property damages, personal injury and adve1iising injury occurring upon the Prope1iy, such insurance to afford protection in an amount not less than Five Million Dollars $5,000,000 (the

"Liability Insurance") and such other insurance and endorsements, if any, as Lender, in its commercially reasonable judgment, may require from time to time, or which is required by the Loan Documents.

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(c)

All insurance policies and renewals thereof shall be in a form acceptable to Lender issued by a carrier "admitted" by the Texas Department of lnsurance rated Best A-:VII or better (or a comparable successor rating). The Property Insurance shall include a standard mortgagee clause in favor of and in form acceptable to Lender, naming "EAST WEST BANK AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS" as mortgagee, which states that proceeds of the Property Insurance shall be payable to Lender notwithstanding any negligence of Borrowers or other personal defenses insurer may have against Borrowers. The Liability Insurance shall include a standard loss payee or additional insured clause naming "EAST WEST BANK AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS" as loss payee or additional insured, in favor of and in form acceptable to Lender, and, if available, which states that proceeds of the Liability Insurance shall be payable to Lender notwithstanding any negligence of Borrowers or other personal defenses insurer may have against Borrowers. Lender shall have the right to hold the policies, and Borrowers shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. Each policy, including the Property Insurance and the Liability Insurance, shall provide by way of endorsement, rider or otherwise that no such insurance policy shall be cancelled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender thi1ty (30) days prior written notice thereof. At least thirty (30) days prior to the expiration date of a policy, Borrowers shall deliver to Lender a renewal policy in form satisfactory to Lender. All insurance policies, including, but not limited to, the Property Insurance and the Liability Insurance, shall contain waivers of any right of subrogation that the insurer of such patty may acquire against each party hereto with respect to any losses and damages that are of the type covered under the policies required in this Paragraph 5.
(d)    In the event of loss, Borrowers shall give immediate written notice to the insurance carrier and to Lender. Borrowers hereby authorize and empower Lender as attorney in-fact for Borrowers to enforce the applicable insurance policy, to make proof of loss, to adjust and compromise any claim under such insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this Paragraph 5 shall require Lender to incur any expense or take any action hereunder. Borrowers further authorize Lender, at Lender's option, (i) to hold the balance of such proceeds to be used to reimburse Borrowers for the cost of reconstruction or repair of the Property or (ii) if such insurance proceeds exceed the lesser of (x) Five Hundred Thousand Dollars ($500,000) or (y) ten percent (10%) of the then unpaid principal balance of the Note, to apply all of such proceeds to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in Paragraph 3 hereof. In the event the Property cannot be restored to the equivalent of its original condition:, as concerns height, floor area, use and number of units, Lender may, in its sole discretion, (I) require that the insurance proceeds be applied to the payment of the sums secured by this Instrument, whether or not then due (the "Loan Balance"), in the order of application set forth in Paragraph 3 hereof, or (II) require that
(A) only a portion of the Prope1ty be restored and repaired, (B) that the insurance proceeds be applied to reduce the Loan Balance such that the ratio of the Loan Balance to the number of units that existed immediately prior to the event of loss shall equal the ratio of the reduced Loan Balance to the reduced number of units, to exist after the paiiial restoration and repair of the Property, and (C) any insurance proceeds not used to reduce the Loan Balance shall be held by Lender in accordance with Paragraph 5 hereof to reimburse Borrowers for the cost of such partial restoration and repair. Any insurance proceeds not applied to the repair or restoration of the Property shall be applied to reduce the Loan Balance in the order of application set forth in Paragraph 3 above.

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(e)

If the insurance proceeds are held by Lender to reimburse Borrowers for the cost of restoration and repair of the Property, the property being restored shall be restored to the equivalent of its original condition or such other condition as Lender may approve in writing. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shalI not extend or postpone the due dates of the monthly installments referred to in Paragraphs 1 and 2 hereof or change the amounts of such installments. If the Property is sold pursuant to Paragraph 26 hereof or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrowers in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

5.	PRESERVATION AND MAINTENANCE OF THE PROPERTY; REAs.

(a)    Borrowers, ordinary wear and tear excepted, (i) shall not commit waste or permit impairment or deterioration of the Property, (ii) shall not abandon the Property, (iii) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (iv) shall keep the Property, including improvements, Fixtures, equipment, machinery and appliances thereon in good repair and shall replace (with equivalent or better quality) Fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (v) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, including, but not limited to, the Americans with Disabilities Act of 1990, the Elimination of Architectural Barriers Act of Texas, Texas Civ. Stat. Article 9102, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.) as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), and the Clean Air Act amendments of 1990, (vi) shall provide for professional management of the Property. by a prope1iy manager satisfactory to Lender pursuant to the existing contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (vii) shall generally operate and maintain the Property in a manner to ensure maximum rentals and/or income, and (viii) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purpo1iing to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrowers nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of Fixtures, equipment, machinery and appliances with items of like kind of equivalent or better quality.

(b)    Borrowers (i) shall comply with the prov1s1ons of the REAs, (ii) shall give immediate written notice to Lender of any default by any counterparty under any REA or of any notice received by Borrowers from such counterparty of any default by any Borrower under any REA, (iii) shall exercise any option to renew or extend each of the REAs, if any, and give written confirmation thereof to Lender within thirty (30) days after such option becomes exercisable, (iv) shall give immediate written notice to Lender of the commencement of any remedial proceedings under any REA by any party thereto and, if required by Lender, shall permit Lender as Borrowers' attorney-in-fact to control and act for Borrowers in any such remedial proceedings, and (v) shall within thirty (30) days after request by Lender obtain from the counterparty under any REA and deliver to Lender the counterparty's estoppel certificate required thereunder, if any.

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(c)

. Borrowers hereby expressly transfer and assign to Lender the benefit of all covenants contained in each REA, whether or not such covenants run with the Land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in any REA. Borrowers shall not surrender any REA nor terminate or cancel any REA and Borrowers shall not, without the express written consent of Lender, alter, modify or amend any REA

(d)    Upon the occurrence and during the continuance of a Default, Borrowers hereby authorize and consent to Lender taking any actions under any REA which Lender deems advisable to protect any REA and/or the Land, including but not limited to preventing or curing any defaults under any REA (but Lender shall have no obligation to do so), including, at Lender's sole election, advancing any additional funds under the Loan to prevent or cure a default under any REA.

6.ADDITIONAL    BORROWERS'    COVENANTS;    USE OF THE PROPERTY; INSPECTION.

(a)    Each Borrower hereby covenants, agrees and undertakes to:

(i)    from time to time, at the request of Lender, (A) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument or in any other Loan Document or in the execution or acknowledgement thereof; (B) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary or proper, in Lender's opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not materially increase any of the Loan Parties'

liability under the Loan Documents; and (C) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not materially increase any of the Loan Parties' liability under the Loan Documents. Borrowers will pay all reasonable costs connected with any of the foregoing in this Subparagraph (i);

. (ii) continuously maintain or cause the maintenance of each Loan Party’s existence and right to do business in such Loan Party's state of incorporation or organization and the State of Texas;

(iii)    at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, immediately pay all such taxes; provided that, if such law as enacted makes it unlawful for the Loan Parties to pay such tax, the Loan Parties shall not pay nor be obligated to pay such tax, and in the alternative, Borrowers may, in the event of the enactment of such a law, and must, if it is unlawful for the Loan Parties to pay such taxes, prepay the obligations secured hereby in full within sixty (60) days after demand therefor by Lender;

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(iv)

not execute or deliver any deed of trust, mortgage, security agreement or pledge of any type covering all or any portion of the Property;

(v)    not acquire any real property or assets (other than the Property) or operate any business other than the management and operation of the Property during the term of the Loan;

(vi)    neither (A) grant or enter into any right or lease nor (B) permit any drilling or exploration, for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Property regardless of the depth thereof or the method of mining or extraction thereof;

(vii)    not change or allow the change in any Loan Party's name, identity, address, jurisdiction of incorporation or organization, structure or employer identification number during the term of the Loan unless Borrowers deliver thirty (30) days prior written notice to Lender and the Loan Parties execute or re-execute any additional instruments, documents, financing statements, or amendments in connection therewith reasonably requested by Lender (Borrowers agree to promptly reimburse Lender for any and all reasonable attorney review and/or document preparation fees and expenses together with all filing/recordation costs incurred, or to be incurred, by Lender in connection with such matters);

(viii)    pay within twenty (20) days' receipt of written demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender to third party’s incident to this Instrument or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document (provided, however, no charge or fee shall be imposed by Lender in connection with any request by Lender for an estoppel certificate or subordination, non-disturbance and attornment agreement), the making of any advance under the Note, and any suit to which Lender is a party involving this Instrument, the Note, any other Loan Document or the Property) or incident to the enforcement of the obligations secured hereby or the exercise of any right or remedy of Lender under any Loan Document;

(ix)    fulfill on or prior to the dates due all payment and performance obligations, covenants, agreements and representations of Borrowers, as lessor, under any lease of the Property or any portion thereof by any of the Loan Parties to tenants, including, but not limited to the Leases; and

(x)    maintain continuously at Lender until the Loan is paid in full all operating bank accounts, wherein all income and revenues derived by any of the Borrowers, including, but not limited to, from the Property, shall be deposited and kept at all times and from which all expenses of such Borrowers and the Property shall be paid.

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(b)

Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrowers shall not allow changes in the use for which all or any part of the Property were intended at the time this Instrument was executed. Borrowers shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

(c)    Upon two (2) days' notice, Lender may make or cause to be made reasonable entries upon and inspections of the Property, including, but not limited to, phase I and/or phase II environmental audits and inspections (provided that, other than during any time a Default has occurred and is continuing, such audits and inspections are commissioned based upon Lender's reasonable belief that there are Hazardous Materials in, or under the Property which are not in compliance with Environmental Laws, as such terms are defined in the Environmental Indemnity Agreement) which phase II inspections will not unreasonably disturb Borrowers' use of the Property and the cost of such inspections shall be reimbursed by Borrowers to Lender within twenty (20) days after Lender's written demand therefore if (x) such inspections do not occur more frequently than once every calendar year or (y) a Default (as defined below) has occurred and is still in existence at the time of such inspection.

7.	PROTECTION OF LENDER'S SECURITY.

(a)    If any of the Loan Parties fails to perform any of the covenants and agreements contained in this Instrument or in any of the other Loan Documents, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender, at Lender's option, may make such appearances, disburse such sums and take such actions as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in Paragraph 5 hereof, (iv) the payment of any taxes and/or assessments levied against the Property and then due and payable and (v) exercise of any option to renew or extend any REA on behalf of Borrowers and the curing of any default of Borrowers in the terms and conditions of any REA.

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(b)

Borrowers unconditionally agree to pay Lender's reasonable attorney fees and disbursements incurred in connection with this Loan, including (i) the preparation of this Instrument, any intercreditor agreements and the other Loan Documents, (ii) the disbursement, amendment, and administration of the Loan and (iii) the enforcement of the terms of this Instrument and the other Loan Documents. Borrowers also unconditionally agree to pay all direct costs and expenses incurred by Lender in connection with making the Loan and any and all other fees owing to Lender pursuant to the Loan Documents or any separate fee agreement, and also including, without limiting the generality of the foregoing, all recording, filing and registration fees and charges, mortgage or documentary taxes, all insurance premiums, title insurance premiums and other charges of the title company issuing the Title Policy (the "Title Company"), printing and photocopying expenses, survey fees and charges, cost of certified copies of instruments, cost of premiums on surety company bonds and the Title Policy, charges of the Title Company or other escrow for administering disbursements, all appraisal fees, reasonable insurance consultant's fees, reasonable environmental consultant's fees, reasonable travel related expenses and all costs and expenses incurred by Lender in connection with the determination of whether or not Borrowers have performed the obligations unde1iaken by hereunder or has satisfied any conditions precedent to the obligations of Lender hereunder and, if any Default occurs hereunder or under any of the Loan Documents or if the Loan or Note or any portion thereof is not paid in full when and as due, all costs and expenses of Lender (including, without limitation, comi costs and reasonable counsel's fees and disbursements and fees and costs of paralegals) incurred in attempting to enforce payment of the Loan and expenses of Lender incurred (including court costs and counsel's fees and disbursements and fees and costs of paralegals) in attempting to realize, while a Default exists, on any security or incurred in connection with the sale or disposition (or preparation for sale or disposition) of any security for the Loan. Borrowers agree to pay all brokerage, finder or similar fees or commissions payable in connection with the transactions contemplated hereby and shall indemnify and hold Lender harmless against all claims, liabilities, costs and expenses (including attorneys' fees and expenses) incurred in relation to any claim by broker, finder or similar person: Borrowers shall pay all reasonable expenses and fees incurred as of the date of this Instrument on the date of this Instrument (unless sooner required herein). In connection with the execution and delivery of this Instrument, Lender may pay, from the proceeds of the initial disbursement of the Loan or from funds in any account of Borrowers at Lender, all Loan expenses, including, but not limited to, any reasonable legal fees incurred by Lender in the documentation, due diligence review, negotiation and closing of the Loan, and all fees, including, but not limited to, any commitment and other loan closing fees, payable to Lender. Lender may require the payment of outstanding fees and expenses as a condition to any disbursement of the Loan. Lender is hereby authorized, without any specific request or direction by Borrowers, to make disbursements from time to time in payment of or to reimburse Lender for all Loan expenses and fees.
(c)    Any amounts disbursed by Lender pursuant to this Paragraph 8, with interest thereon, shall become additional indebtedness of Borrowers secured by this Instrument. Unless Borrowers and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrowers of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrowers under applicable law. Each Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this Paragraph 8 shall require Lender to incur any expense or take any action hereunder.

8.REPRESENTATIONS OF BORROWER. Each Borrower hereby represents and warrants to Lender the following:

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(a)
Hartman Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Hartman Partnership. Hartman Spectrum is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Hartman Spectrum. Grantor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Grantor. Guarantor is a corporation duly incorporated in the State of Maryland and validly existing and in good standing under the laws of the State of Texas. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Guarantor. Manager, the manager of the Property, is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Manager.

(b)No person or entity has any leasehold estate in, or any lease or other agreement granting the right to use or occupy any portion of, the Property except the Tenants under the Leases listed in the rent roll (the "Rent Roll") provided by Grantor to Lender in connection with the closing of the Loan; true, correct and complete copies of the Leases and all amendments and side letters thereto which modify or amend the material terms of any of the Leases, if any, have been delivered to Lender; the Leases expire on the respective dates shown in the Rent Roll; the amount of the security deposit, if any, held by Grantor under each of the Leases is as shown in the Rent Roll; each of the Leases is valid and binding on the parties thereto in accordance with its terms; the execution of this Instrument will not constitute an event of default under any of the Leases; none of the Tenants under any of the Leases has rights of offset or counterclaim against the landlord; all of the obligations of the landlord pursuant to the Leases, including but not limited to Tenant finish out work, have been performed; and all Tenants are current in the payment of rent except as shown on the Rent Roll.

(c)Except for the Permitted Exceptions, Grantor is now in possession of the Property; Grantor's possession of the Property is peaceable and undisturbed; Borrowers do not know of any facts by reason of which any claim to the Property, or any part thereof, might arise or be set up adverse to Grantor; and the Property is free and clear of (i) any lien for taxes (except real property taxes not yet due and payable for the calendar year in which this Instrument is being executed), and (ii) any easements, rights-of-way, restrictions, encumbrances, liens or other exceptions to title by mortgage, decree, judgment, agreement, instrument, or, to the knowledge of Borrowers, proceeding in any court.

(d)All charges for labor, materials or other work of any kind furnished in connection with the construction, improvement, renovation or rehabilitation of the Property or any portion thereof have been paid in full, and no unreleased affidavit claiming a lien against the Property, or any portion thereof, for the supplying of labor, materials or services for the construction of improvements on the Property have been executed or recorded in the mechanic's lien or other appropriate records in the county in which the Property are located.

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(e)
To the knowledge of Borrowers: the current and contemplated use of the Property is in compliance with all applicable federal, state and municipal laws, rules, regulations or ordinances; no governmental authority having jurisdiction over any aspect of the Property has made a claim or determination that there is any such violation; the Property and the intended use thereof are in compliance with all applicable restrictions, zoning ordinances, building codes and regulations, building lines and easements, including, without limitation, federal and state environmental protection laws; the Property is not included in any area identified by the Secretary of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, as an area having special flood hazards; and all permits, licenses and the like which are necessary for the operation of the Property have been issued and are in full force and effect. In addition to the foregoing, the Property complies with all requirements of the Americans With Disabilities Act of 1990 and the Elimination of Architectural Barriers Act of Texas, Texas Civ. Stat. article 9102.
(f)There have been no material adverse changes, financial or otherwise, in the condition of any of the Loan Parties from that disclosed to Lender in the loan application submitted to Lender by Borrowers, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct when submitted and is now substantially and materially true and correct on the date hereof.

(g)To the best knowledge of Borrowers, there is no claim, litigation or condemnation proceeding, pending, or, to the knowledge of Borrowers, threatened, against the Property or any of the Loan Parties, which would affect the Property or any of the Loan Parties' ability to perform their obligations in the connection with the Loan.

(h)Grantor does not directly or indirectly own any real property or assets other than the Property and do not manage or operate any business other than the management and operation of the Property.

(i)Each of the Loan Parties is, and if there are any general partners or limited liability company members in any of the Loan Parties, such partners and members are, solvent pursuant to the laws of the United States, as reflected by the entries in each Loan Party’s books and records and as reflected by the actual facts.

U) The Loan Documents have been duly authorized, executed and delivered by each of the Loan Parties to which they are a party and constitute valid and binding obligations of each of the Loan Parties, enforceable against each of the Loan Parties in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of the Note, this Instrument or any other Loan Document.

(k)    The execution and delivery of the Loan Documents will not violate or contravene in any way the articles of incorporation or bylaws, articles of organization, certificate of formation, limited liability agreement or limited partnership agreement of any of the Loan Parties or any indenture, agreement or instrument to which any of the Loan Parties is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any of the Loan Parties, except as contemplated by the provisions of the Loan Documents, and no action or approval with respect thereto by any third person is required.

(I)    No part of the Property is all or a part of any of the Loan Parties’ or any other party’s homestead.

(m)No proceedings in bankruptcy or insolvency have ever been instituted by or against any of the Loan Parties or any affiliate thereof, and no such proceeding is now pending or contemplated.

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(n)
(i) none of the funds or other assets of any of the Loan Parties or of any affiliate of any of the Loan Parties constitute property of, or are beneficially owned, directly or indirectly, by, any person subject to trade restrictions under the laws of the United States, including those who are covered by the International Emergency Economic Powers Act, 50 U.S.C. App. 1 et seq., and any executive orders or regulations promulgated thereunder (an "Embargoed Person") with the result that Lender Exposure (as defined below) will occur; (ii) no such Embargoed Person has any interest of any nature whatsoever (whether directly or indirectly) in any of the Loan Parties with the result that Lender Exposure will occur; and (iii) none of the funds of any of the Loan Parties have been derived from any unlawful activity with the result that Lender Exposure will occur. For the purposes hereof, "Lender Exposure" shall mean any one or more of the following: (i) the Loan is in violation of applicable law, or (ii) the Property or any other collateral for the Loan or any portion thereof (including, without limitation, the Rents and Revenues or other income to be derived therefrom) is subject to forfeiture or to being frozen, seized, sequestered or otherwise impaired by any governmental authority, or (iii) the Loan or any payments made or to be made in respect thereof (including, without limitation, principal and interest) is subject to forfeiture or to being frozen, seized, sequestered or otherwise impaired by a governmental authority or Lender or any of Lender's collateral for the Loan or the lien priority thereof or any of Lender's rights or remedies in respect of the Loan or the collateral therefor is otherwise impaired or adversely affected, or (iv) Lender is subject to criminal or civil liability or penalty.
(o)None of the Loan Parties nor any of their direct or indirect owners is in violation of the U.S. Federal Bank Secrecy Act, as amended; and its implementing regulations (31 CFR part 103), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and the regulations promulgated thereunder (collectively, the "Patriot Act"), any order issued with respect to anti money laundering by the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"), or any other anti-money laundering law with the result that Lender Exposure will occur.

(p)None of the Loan Parties nor any of their direct or indirect owners is a person with whom people of the United States are restricted from doing business with under (i) regulations issued by OFAC (including those persons and entities named on OFAC's Specially Designated Nationals and Blocked persons list) or under any law of the United States (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With persons Who Commit, Threaten to Commit, or Support Terrorism) or (ii) any other law, if, with respect to either clause (i) or (ii) above, Lender Exposure will occur. Without limiting the foregoing, none of the Loan Parties is presently funding any of the Loan Parties' obligations hereunder with funds from any of the persons referred to in this paragraph (p) if Lender Exposure will occur.

(q)The address of each Loan Party set forth in the introductory paragraphs of this Instrument is the principal place of business of each Loan Party.

(r)The REAs are in full force and effect without modification except as noted above and without default on the part of any counterparty thereunder.

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(s)
Grantor has paid all charges, assessments and other sums (collectively, the "REA Payments") due and payable under the REAs by Grantor as of the date hereof and Borrowers, from and after the date hereof shall pay or cause to be paid when due and payable under the REAs all REA Payments which become due and payable by Grantor under any of the REAs.

9.BOOKS AND RECORDS. The Borrowers covenant that each of the Loan Parties shall keep and maintain at all times at Borrowers' address stated above, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection upon two (2) days' notice by Lender. Each of the Loan Parties shall furnish to Lender the following reports and information no later than the dates set forth below (collectively, the "Financial Information"):

(a)    On April 30, 2020 covering the period of time from January 1, 2019 through December 31, 2019, and thereafter on each April 30th covering the period of time from each January 1st through December 31st of the immediately preceding calendar year until the Loan is paid in full, operating statements of Guarantor and all other Loan Parties on a consolidated and consolidating basis as of such date covering such periods of time which will include a balance sheet, profit and loss statement of Guarantor and all other Loan Parties on a consolidated and consolidating basis and a statement of changes in financial position, each in reasonable detail, prepared in accordance with generally accepted accounting principles and certified by the Loan Parties to be true, correct and complete (collectively, a "Financial Statement");

(b)    On March 31, 2020 and thereafter on each March 31st until the Loan is paid in full: (1) for the Property, a rent roll showing as of such date the name of each Tenant, and for each Tenant, the space occupied, the Lease commencement date, the Lease expiration date, the annual and monthly rent payable and the rent paid under such Lease and the security deposit for such Lease, certified by Borrowers to be true, correct and complete (a "Rent Roll"), and (2) operating statements of the Property, in detail acceptable to Lender, both for the immediately preceding twelve (12) months ending on each December 31st; and

(c)    Within ten (10) days after filing of Guarantor's United States Federal Tax return with the United States Internal Revenue Service, but in no event later than September 30, 2019 and thereafter within ten (10) days after filing of Guarantor's (including all other Loan Parties on a consolidated and consolidating basis) United States Federal Tax return with the United States Internal Revenue Service, but in no event later than the 30th day of September of each calendar year until the Loan is paid in full, a copy of such tax return certified by Guarantor to be true, correct and complete.

10.	CONDEMNATION.

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(a)
Borrowers shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or any part thereof, and the applicable Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrowers authorize Lender, at Lender's option, as attorney-in-fact for Borrowers, to commence, appear in and prosecute, in Lender's or any Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, or any part thereof, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of
·condemnation, are hereby assigned to and shall be paid to Lender.

(b)Borrowers authorize Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in Paragraph 3 hereof, with the balance, if any, to Grantor. Unless Borrowers and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in Paragraphs 1 and 2 hereof or change the amount of such installments. Borrowers agree to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

11.BORROWERS AND LIEN NOT RELEASED. From time to time, Lender, at the request of Borrowers, may at Lender's option, but without the consent of Guarantor or any of Guarantor's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding any of the Loan Parties' breach of any covenant or agreement of any of the Loan Parties in this Instrument or any other Loan Document, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrowers to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder; provided, however, that any such actions shall be at Lender's sole and absolute discretion and Lender is under no obligation to do or perform any of the foregoing. Any actions taken by Lender pursuant to the terms of this Paragraph 12 shall not affect the obligation of Borrowers or any of Borrowers' successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrowers contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrowers shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrowers' request.

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12.
FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under Paragraphs 5 and 11 hereof operate to cure or waive any Borrower's default in payment of sums secured by this Instrument.

13.ESTOPPEL CERTIFICATE. The Borrowers shall cause each Loan Party, within twenty (20) days of a written request from Lender, to furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument, and attaching true, correct and complete copies of the Note, this Instrument and any other Loan Documents and any and all modifications, amendments and substitutions thereof.

14.UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and each Borrower hereby grants, conveys and assigns to Lender a security interest in said items. Each Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, each Borrower hereby authorizes Lender to execute and deliver to the Secretary of State of the states in which such Borrower resides, is organized or incorporated or in which the Property is located, the county in which the Property is located, and any other offices necessary to perfect Lender's security interest, any financing statements, as well as extensions, continuations, renewals and

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amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrowers shall pay all costs of filing this Instrument, any other security agreement and such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrowers shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon any Borrower's breach of any covenant or agreement of Borrowers contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in Paragraph 26 of this Instrument as to such items. Any sale made pursuant to the provisions of this Paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under power of sale as set forth in Paragraph 26 of this Instrument upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the other Mortgaged Property under power of sale set forth in Paragraph 26 of this Instrument, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under Section 9.604(a) of the Uniform Commercial Code. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided.in Paragraph 26 of this Instrument.
15.. LEASES OF ANY OF THE PROPERTY. Grantor shall comply with and observe Grantor's obligations as Landlord under all Leases of the Property or any part thereof. Borrowers, at Lender's request, shall furnish Lender with executed copies of all Leases now existing or hereafter made of all or any part of the Property. All Leases above 10,000 square feet now or hereafter entered into will be in form and substance subject to the approval of Lender, such approval not to be unreasonably withheld. Leases below 10,000 square feet shall be on Grantor's standard lease form but will not require approval by the Lender. All Leases of the Property shall specifically provide that such Leases are subordinate to this Instrument, that the Tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property, that the Tenant agrees to execute such further evidences of subordination and attornment as Lender may frorn time to time request, that the attornment of the Tenant shall not be terminated by foreclosure, and that Lender may, at Lender's option, accept or reject such attornment. Upon request by Borrowers, Lender agrees to enter into an estoppel, subordination, non-disturbance and attornment agreement (in the form attached hereto and by reference made a part hereof as Exhibit C) at no additional expense or cost to the Loan Parties; provided, however, any costs, including legal costs, incurred by Lender due to changes to or negotiation of the attached form shall be at the sole cost and expense of Borrowers. Grantor shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any Lease now existing or hereafter made of all or any part of the Property providing for a term of five (5) years or more, permit an assignment or sublease of such a Lease without Lender's written consent, or request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Instrument. If any Borrower becomes aware that any Tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrowers shall (a) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (b) notify Lender thereof and of the amount of said set-offs, and (c) within ten (10) days after such accrual, reimburse the Tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents hereafter due shall continue to be payable without set-off or deduction.

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16.
REMEDIES CUMULATIVE. Each remedy provided in this Instrument or any other Loan Document is distinct and cumulative to all other rights or remedies under this Instrument or any other Loan Document or afforded by law or equity, and may be exercised concurrently, independently, or successively in any order whatsoever.

17.ACCELERATION IN CASE OF A LOAN PARTY'S INSOLVENCY. If any Loan Party shall voluntarily file a petition under Title 11 of the U.S. Code (the "Act") as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, solvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if any Loan Party shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of any Loan Party within ninety (90) days of the filing of such involuntary proceeding, or if any Loan Party shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for any Loan Pa1iy or any Loan Party's property, or if the Pi:operty shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if any Loan Party shall make an assignment for the benefit of such Loan Party's creditors, or if there is attachment, execution or other judicial seizure of any portion of any Loan Party's assets and such seizure is not discharged within thirty
(30) days, then all of the sums secured by this Instrument shall be immediately due and payable without prior notice to any Loan Party, and Lender may invoke any remedies permitted by Paragraph 26 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with any Loan Party's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrowers secured by this Instrument pursuant to Paragraph 8 hereof.

18.TRANSFERS OR ENCUMBRANCE OF THE PROPERTY OR BENEFICIAL INTERESTS IN ANY LOAN PARTY. (a) Upon: (i) the sale or transfer of (A) all or any portion of the Property, or any interest therein, except as permitted pursuant to Paragraph 37 below, or (B) any direct or indirect ownership interests in any of the Loan Parties (if any of the Loan Pa1iies is not a natural person or persons but is a corporation, partnership, limited liability company, trust or other legal entity); or (ii) the placing of any mortgage, lien, security interest, pledge or other encumbrance on all or any portion of the Property or any direct or indirect ownership interest in any of the Loan Parties, Lender may, at Lender's option, declare the Note and all of the sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by Paragraph 26 of this Instrument.

(b) If Borrowers or Guarantor shall at any time prior to repayment in full of the Loan desire to seek a merger or "roll-up" into another entity, Borrowers or Guarantor may, upon no less than thirty (30) days written request to Lender, seek approval for such merger or roll up from Lender prior to its occurrence and Lender agrees that it shall in good faith discuss with Borrowers and Guarantor the possibility of such merger or roll-up, but until such time as the Lender has exact information as to the parties involved, the creditworthiness of the parties involved, the principals and management structure of the parties involved, the transactional history of the parties involved (e.g. has any such new party previously filed bankruptcy or defaulted on a loan with another third party lender), and any such other information which Lender, in its commercially reasonable judgement, believes it requires, Lender will not be in a position to properly analyze or decide whether or not to grant such approval, which approval will be granted or withheld in Lender's sole discretion.

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19.
NOTICE. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another nationally known reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Instrument or at such other address as may be designated by such pa1iy as herein provided. All notices, demands, requests or other communications sent to any of the Loan Parties shall be sent with copy to Mark Torok, Esq., at 2909 Hillcroft, Suite 420, Houston, Texas 77057. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or three (3) days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. A notice or demand may be sent by attorneys for a party on behalf of such party. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

20.SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrowers, subject to the provisions of Paragraph 19 hereof. All covenants and agreements of Borrowers shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

21.GOVERNING LAW; VENUE SEVERABILITY. This Instrument shall be governed by the law of the State of Texas. Borrowers hereby agree to the jurisdiction of and venue in the federal and state couiis of the State of Texas in Harris County, Texas. In the event that any provision of this Instrument, the Note or any of the other Loan Documents conflicts with applicable law, such conflict shall not affect other provisions of this Instrument, the Note or any of the other Loan Documents which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument, the Note and the other Loan Documents are declared to be severable.

22.WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by law, Borrowers hereby waive the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

23.WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in any of the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrowers, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof, hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

24.ASSIGNMENT OF LEASES AND RENTS AND REVENUES; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

(a)    Notwithstanding anything contained in this Instrument to the contrary, this Instrument is subject to Chapter 64 of the Texas Property Code, entitled "Assignment of Rents to Lienholder" (hereinafter referred to as the "Texas Assignment of Rents Act"), and if there is any inconsistency between this Paragraph 25 and the Texas Assignment of Rents Act, the Texas Assignment of Rents Act shall control.

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(b)

As part of the consideration for the indebtedness evidenced by the Note, Grantor hereby, effective immediately, absolutely and unconditionally collaterally GRANTS, BARGAINS, CONVEYS, ASSIGNS, TRANSFERS, and SETS OVER to Lender a lien and security interest in and to all: (i) Leases, now or hereafter made, of all or any portion of the Property and all security deposits made by tenants in connection with such Leases of any of the Property (ii) Rents and Revenues of the Property, including those now due, past due, or to become due by virtue of any Lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the Rents and Revenues of the Property are payable; (iii) of the rights and powers of Grantor under the Leases; (iv) existing and future claims and rights under any and all lease guaranties, letters of credit and any other credit support (individually, a "Lease Guaranty", and collectively, the "Lease Guaranties") given to Grantor by any guarantor in connection with any of the Leases; (v) claims and rights to the payment of damages and other claims arising from any rejection by a lessee of any Lease under the United States Bankruptcy Code (a "Bankruptcy Claim"); and (vi) proceeds from the sale or other disposition of the Leases, the Rents and Revenues, the Lease Guaranties, the Bankruptcy· Claims, and all other rights and benefits of Grantor as Lessor under the Leases and under the Lease Guaranties, plus all amendments, replacements, and renewals of the foregoing.
(c)    Lender and Lender's agents, after the occurrence and during the continuance of a Default (as defined in the Loan Agreement) and the delivery of a Rent Demand to Grantor or a Notice of Enforcement to Tenants (as such terms are defined in Paragraph 26 below) to Grantor pursuant to Paragraph 26 below, is hereby authorized and granted the right to collect the aforesaid Rents and Revenues and hereby directs each Tenant of the Property to pay such Rents and Revenues to Lender or Lender's agents; provided, however, that prior to the occurrence of a

Default and the delivery of a Rent Demand to Grantor or Notice of Enforcement to Tenants to Grantor pursuant to Paragraph 26 below, Grantor may collect and receive all Rents and Revenues of the Property as agent for the benefit of Lender, to apply the Rents and Revenues so collected to the sums secured by this Instrument in the order provided in Paragraph 3 hereof with the balance, so long as no such Default has occurred, to the account of Grantor with Lender. Each Borrower agrees that commencing upon the occurrence of a Default and delivery of such Rent Demand to Grantor or Notice of Enforcement to Tenants pursuant to Paragraph 26 below, the Tenants of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents, without any liability on the part of said Tenants to inquire further as to the existence of a default by Borrowers. It shall not be necessary for Lender to institute any type of legal proceedings or take any other action whatsoever to enforce the assignment provisions in this Paragraph 25. Rents and Revenues so actually received by Lender for any period prior to foreclosure or acceptance of a deed in lieu of such foreclosure shall be applied by Lender to the payment of the following (in such order and priority as Lender shall determine): (a) all expenses incident to taking and retaining possession of the Property and/or collecting Rents and Revenues as such becomes due and payable; (b) all operating expenses for the Property; and (c) the Loan. Neither this assignment nor the receipt of Rents and Revenues by Lender shall effect a pro tanto payment of the debt evidenced by, or arising under the Loan. Lender, after the occurrence and during the continuance of a Default, at Lender's sole option, may also exercise, operate, modify, amend or terminate all such existing Leases and enter into and execute new Leases in Lender's sole discretion.

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(d)

All Notices of Enforcement shall be delivered to Tenants in accordance with the Texas Assignment of Rents Act. Upon receipt from Lender of a Notice of Enforcement, each Tenant is authorized and directed to pay directly to Lender all Rents and Revenues thereafter accruing, and the receipt of Rents and Revenues by Lender shall be a release of such Tenant to the extent of all amounts so paid. The receipt by a Tenant of a Notice of Enforcement shall be sufficient authorization for such Tenant to make all future payments of Rents and Revenues directly to Lender and each such Tenant shall be entitled to rely on the Notice of Enforcement and shall have no liability to Borrowers for any Rents and Revenues paid to Lender after receipt of the Notice of Enforcement. Notwithstanding the provisions of Section 64.058 of the Texas Assignment of Rents Act, Borrowers agree that Rents and Revenues so received by Lender for any period prior to foreclosure under this Instrument or acceptance of a deed in lieu of such foreclosure may be applied by Lender to the payment of the following (in such order and priority as Lender shall determine): (a) all expenses incident to taking and retaining possession of the Property and/or collecting Rents and Revenues as it becomes due and payable; (b) all operating expenses for the Property; and (c) the Loan. The Loan will not be reduced under this Paragraph 25 except to the extent, if any, that Lender actually receives and applies any Rents and Revenues to the Loan, it being recognized that there is no obligation by Lender to do so. Each Borrower further acknowledges that Lender shall have no obligation to apply any Rents and Revenues received by Lender toward the expenses of protecting or maintaining the Property.    Without impairing its rights hereunder, Lender may, at its option, at any time and from time to time, release to Borrowers any Rents and Revenues so received by Lender. As between Borrowers· and Lender, and any person or entity claiming through or under Borrowers, other than any Tenant who has not received a Notice of Enforcement, this collateral assignment is intended to be unconditionally, presently, and immediately effective. The Notice of Enforcement is intended solely for the benefit of the Tenants and shall never inure to the benefit of Borrowers or any person claiming through or under Borrowers, other than a Tenant who has not received such Notice of Enforcement. It shall never be necessary for Lender to institute legal proceedings of any kind whatsoever to enforce the provisions of this Instrument. with respect to Rents and Revenues. BORROWERS SHALL HAVE NO RIGHT OR CLAIM AGAINST ANY TENANT FOR THE PAYMENT OF ANY RENTS TO LENDER HEREUNDER AND BORROWERS SHALL INDEMNIFY, DEFEND, AND HOLD FREE AND HARMLESS EACH TENANT FROM AND AGAINST ALL LIABILITY, LOSS, COST, DAMAGE, OR EXPENSE SUFFERED OR INCURRED BY SUCH TENANT BY REASON OF SUCH TENANT'S COMPLIANCE WITH ANY NOTICE OF ENFORCEMENT.

(e)    At any time during which Grantor is receiving Rents and Revenues directly from any of the Tenants, Grantor shall, upon receipt of written direction from Lender, make demand and/or sue for all Rents and Revenues due and payable under one or more Leases, as directed by Lendei', as it becomes due and payable, including Rents and Revenues that are past due and unpaid. If Grantor fails to take such action, or at any time during which Grantor is not receiving Rents and Revenues directly from Tenants, Lender may, without obligation, demand, collect, and sue for, in its own name or in the name of Grantor, all Rents and Revenues due and payable under the Leases, as they become due and payable, including Rents and Revenues that are past due and unpaid.

(f)	Each Borrower represents and warrants that:

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(i)
Grantor has good title to the Leases and Rents and Revenues and authority to assign and grant a security interest in the property described above, and no other person or entity has any right, title or interest therein;

(ii)all existing Leases are valid, unmodified and in full force and effect, except as indicated herein or in a separate document provided to Lender by Borrowers, and to Borrowers' knowledge, no default exists thereunder;

(iii)unless otherwise provided herein, no Rents and Revenues have been or will be assigned, mortgaged or pledged;

(iv)no Rents and Revenues have been or will be anticipated, waived, released, discounted, set off or compromised except for prudent business reasons; and

(v)Grantor has not executed any prior assignment of said Rents and Revenues, that Borrowers have not performed, and will not perform, any acts or have not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this Paragraph 25, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the Rents and Revenues of the Property for more than one (I) month prior to the due dates of such rents.

(g)	Each Borrower hereby covenants that:

(i)    Grantor will execute and deliver to Lender such further assignments of Rents and Revenues of the Property as Lender may from time to time request;

(ii)	Grantor will perform all of its obligations under the Leases;

(iii)	Grantor will enforce the Tenant's obligations under the Leases;

(iv)    Grantor will defend, at Grantor's expense, any proceeding pertaining to the Leases, including, if Lender so requests, any such proceeding to which Lender is a party;

(v)    Grantor will neither create nor permit any encumbrance upon its interest as lessor of the Leases, except this Instrument and any other encumbrances permitted by this Instrument;

(vi)    if any Borrower collects or receives Rents and Revenues that Lender is entitled to collect and receive under this Paragraph or applicable law, Borrowers shall deliver such Rents and Revenues to Lender immediately upon receipt or upon demand by Lender; and

(vii)    Grantor shall assign and add Lender as an additional beneficiary to all letters of credit given by tenants of the Property to Grantor as security for a Lease.

(h)	Borrowers shall not, without the prior written consent of Lender:

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(i)
hereafter collect or accept payment of any Rents and Revenues of the more than one (1) month prior to the due dates of such rents receive or collect Rents more than one (1) month in advance;

(ii)	encumber or assign future Rents and Revenues;

(iii)waive or release any obligation of any Tenant under the Leases except for prudent business reasons;

(iv)permit any assignment of the Leases or of any other property pledged to Lender under this Paragraph 25; or

(v)cancel, terminate, or modify any of the Leases; cause or permit any cancellation, termination or surrender of any of the Leases; or commence any proceedings for dispossession of any tenant under any of the Leases, except upon default by the tenant thereunder or except for prudent business reasons.

(i) Upon the occurrence and continuance of a Default, Lender shall be entitled to the appointment of a receiver for the Property and Lender may in person, by agent or by a court appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of Leases, the collection of all Rents and Revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrumeht; provided, however, that Lender shall be under no obligation to appoint or seek to have appointed a receiver prior to the exercise of its rights hereunder. In the event Lender elects to seek the appointment of a receiver for the Property upon any Loan Party's default of any covenant or agreement under this Instrument or any other Loan Document, Borrowers hereby expressly consent to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

U) All Rents and Revenues collected subsequent to a Default shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the Rents and Revenues, including, but not limited to, attorney's fees, receiver's fees, then to the sums secured by this Instrument, then to premiums on receivers bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Grantors as lessor or landlord of the Property. Lender or, the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Rents and Revenues actually received. Lender shall not be liable to Borrowers, anyone claiming under or through Borrowers or anyone having an interest in the Property or any other Loan Party by reason of anything done or left undone by Lender under this Paragraph 25.

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(k)
If the Rents and Revenues of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the Rents and Revenues, any funds expended by Lender for such purposes shall be added to the indebtedness of Borrowers to Lender secured by this Instrument pursuant to Paragraph 8 hereof. Unless Lender and Borrowers agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrowers requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrowers under applicable law.

(I)    Any entering upon and taking and maintaining of control of the Property by Lender or a receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein.

(m)Lender's acceptance of this assignment shall not, prior to entry upon and taking possession of the Property by Lender, be deemed to constitute Lender a "mortgagee in possession," nor obligate Lender to appear in or defend any proceedings relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Borrowers by any Tenant and not delivered to Lender. Lender shall not be liable for any injury or damage to any person or prope1iy in or about the Property.

. (n) EACH BORROWER HEREBY INDEMNIFIES AND HOLDS LENDER (WHICH SHALL INCLUDE THE DIRECTORS, OFFICERS, PARTNERS, EMPLOYEES, REPRESENTATIVES, ATTORNEYS AND AGENTS OF LENDER AND ANY PERSONS OR ENTITIES OWNED OR CONTROLLED BY, OWNING OR CONTROLLING, OR UNDER COMMON CONTROL OR AF_FILIA TED WITH LENDER) HARMLESS FROM ALL LIABILITY, DAMAGE OR EXPENSE IMPOSED ON OR INCURRED BY LENDER FROM ANY CLAIMS UNDER THE LEASES. IN ADDITION, BORROWERS SHALL HAVE NO RIGHT OR CLAIM AGAINST ANY LESSEE FOR THE PAYMENT OF ANY

RENT TO LENDER PURSUANT TO PROVISIONS    IN PARAGRAPH 25 OF THIS
INSTRUMENT. The foregoing indemnities shall not terminate upon the foreclosure, release or other termination of this Instrument but will survive foreclosure of this Instrument or conveyance in lieu of foreclosure and the repayment of the Indebtedness and the discharge and release of this Instrument and the other Loan Documents.

(o)    There shall be no merger of the leasehold estate, created by the Leases, with the fee estate of the Land without prior written consent of Lender.

(p)    Grantor hereby irrevocably authorizes and directs the Tenants under the Leases to pay Rents and Revenues to Lender upon written demand by Lender after the occurrence of any Default, without further consent of Grantor, and the Tenants may rely upon any written statement delivered by Lender to the Tenants. Any such payment to Lender shall constitute payment to Grantor under the Leases. The assignment of Rents and Revenues set forth in Paragraph 25 is not contingent upon any notice or demand by Lender to the Tenants.

(q)    Upon payment in full of the Loan and the delivery and recording of a release of the Instrument lien created by this Instrument duly executed by Lender, the assignments and security interest described above in this Paragraph 25 shall become null and void and shall be of no further force and effect.

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(r)

Failure or discontinuance by Lender, at any time or from time to time, to collect Rents and Revenues shall not in any manner impair the subsequent enforcement by Lender of the right, power and the authority herein conferred upon Lender.

25.	DEFAULT; ACCELERATION; REMEDIES; FORECLOSURE.

(a)    The term "Default" is defined in and shall have the meaning given it in the Loan Agreement

(b)    Upon the occurrence and during the continuance of a Default, Trustee, or the Trustee's successor or substitute, is hereby authorized and empowered, and it shall be Trustee's, or the Trustee's successor or substitute's, special duty, upon such request of Lender, to sell the Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust. Alternatively, Lender, or Trustee, upon written request of Lender, may proceed by suit or suits, at law or in equity, to enforce the payment of the Loan and the performance and discharge of the Borrowers' obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Instrument as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to Lender with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Lender.

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(c)

Trustee may sell all or any portion of the Property, together or in lots or parcels, and may execute and deliver to the purchaser or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Grantor. In no event shall Trustee be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Instrument and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Borrowers shall never have any right to require the sale of less than the whole of the Property but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Lender, sell not only the real Property but also the personalty and other items of the Property which under applicable law are subject to a security interest under the Uniform Commercial Code and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Prope1iy separately from the remainder of the Prope1iy. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Property. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title by Grantor (but subject to such leases and other matters, if any, as Trustee may elect upon request of Lender), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Lender may deem necessary until all of the Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Lender, such sale shall not exhaust the power of sale hereunder and Lender shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any Default, or as to Lender's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Lender or by such Trustee, substitute or successor, shall be taken as primafacie evidence of the truth of the facts so stated and recited. The Trustee or the Trustee's successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, the Trustee's successor or substitute. If Trustee or the Trustee's successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

(d)    Trustee may receive bids at the Trustee's sale from the Lender and may accept from Lender as a successful bidder a credit against the Loan as payment of any portion of the purchase price.

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(e)

At any time during the bidding pursuant to a sale as described in this Paragraph 26, the Trustee may require a bidding party (i) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (ii) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event
(A) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (B) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of Borrowers and Lender, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

(f)    Trustee shall deliver to the purchaser a Trustee's deed conveying the Property so sold in fee simple with covenants of general warranty. Borrowers covenant and agree to defend generally the purchaser's title to the Property against all claims and demands. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements contained therein. Trustee shall apply the proceeds of the sale in the following order, (i) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's fees and attorney's fees and costs of title evidence, (ii) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs, and (iii) the excess, if any, to the person or persons legally entitled thereto.

(g)    If the Property is sold pursuant to this Paragraph 26, Grantor or any person holding possession of the Prope1iy through Grantor shall immediately surrender possession of the Property to the purchaser at such sale upon the purchaser's written demand. If possession is not surrendered upon the purchasers written demand, Grantor or such person shall be a tenant at sufferance and may be removed by will of possession or by an action for forcible entry and detainer.

(h)    Whether or not foreclosure is commenced by Trustee, Lender may at any time after a Default occurs institute suit for collection of all or any part of the Loan or foreclosure of the lien of this Instrument or both.

(i)    If, following the occurrence of a Default, and an acceleration of the Loan or any part thereof, but prior to a foreclosure sale of the Property, Borrowers shall tender to Lender the payment of an amount sufficient to satisfy the entire Loan or the part thereof which has been accelerated, such tender shall be deemed a voluntary prepayment pursuant to the Loan and, accordingly, Borrowers, to the extent permitted by applicable law, shall also pay to Lender the premium, if any, then required under the Loan Documents in order to exercise the prepayment privilege contained therein.

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U) Notwithstanding anything contained in this Instrument or any other Loan Document to the contrary, in the event there shall occur any amendments, modifications or other changes to the Texas Property Code, the Uniform Commercial Code, or any other statute or law governing or applicable to the enforcement of this Instrument or any other Loan Document, which amendments, modifications or other changes contain different enforcement rights, remedies, duties or obligations than set forth in this Instrument or any other Loan Document, then the Lender's and/or Trustee's following and/or observing of such then current amended, modified or changed Texas Property Code, Uniform Commercial Code or other applicable statutes or laws shall be permitted and sufficient to enforce Lender's rights under this Instrument and all other Loan Documents and shall be deemed compliance in full with the terms and provisions of this Instrument and all other Loan Documents.

(k)Grantor has, pursuant to the assignment of Leases and Rents and Revenues contained in this Instrument, assigned to Lender all Rents and Revenues under each of the Leases covering all or any portion of the Property. Upon and during the continuance of a Default, Lender, or Trustee on Lender's behalf, may at any time, and without notice, either in.person, by agent, or by receiver to be appointed by a court, enter and take possession of the Property or any part thereof, and in its own name, sue for or otherwise collect the Rents and Revenues in accordance with the assignment of Leases and Rents and Revenues contained in this Instrument and the Texas Assignment of Rents Act. Lender may (in its sole discretion), upon the occurrence of a Default, deliver a written notice from Lender or the Trustee to Borrowers instructing Borrowers to deliver to Lender all accruing Rents and Revenues and all Rents and Revenues that have accrued but are unpaid (a "Rent Demand") to Grantor or deliver a notice in substantially the form set forth in Section 64.056 of the Texas Assignment of Rents Act sent by Lender or Trustee to a Tenant demanding payment by the Tenant to Lender of all unpaid accrued Rents and Revenues and all unaccrued Rents and Revenues as they accrue (a "Notice of Enforcement") to all or any of the Tenants. Borrowers agrees that pursuant to Section 64.002(a)(3) of the Texas Assignment of Rents Act, any Rent Demand sent by Lender may be sent to Grantor pursuant to the notice provisions set forth in this Instrument. As described in Section 64.060 of the Texas Assignment of Rents Act, Grantor shall, within ten days after its receipt of a Rent Demand, deliver to Lender such Rents and Revenues that any Borrower has received as are described in

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the Rent Demand. All Rents and Revenues collected by Lender, or Trustee acting on Lender's behalf, shall be applied as provided for in the assignment of Leases and Rents and Revenues contained in this Instrument; provided, however, that if the costs, expenses, and attorneys' fees shall exceed the amount of Rents and Revenues collected, the excess shall be added to the Loan, shall bear interest at the Default Rate (as defined in the Note), and shall be immediately due and payable. The entrance upon and possession of the Property, the collection of Rents and Revenues, and the application thereof as set forth above shall not cure or waive any Default or notice of default, if any, hereunder nor invalidate any action pursuant to such notice. Failure or discontinuance by Lender, or Trustee on Lender's behalf, at any time or from time to time, to collect said Rents and Revenues shall not in any manner impair the subsequent enforcement by Lender, or Trustee on Lender's behalf, of the right, power, and authority herein conferred upon it. Nothing contained herein, nor the exercise of any right, power, or authority herein granted to Lender, or Trustee on Lender's behalf, shall be, or shall be construed to be, an affirmation by it of any tenancy, lease, or option, nor an assumption of liability under, nor the subordination of, the lien or charge of this Instrument, to any such tenancy, lease, or option, nor an election of judicial relief, if any such relief is requested or obtained as to Leases or Rents and Revenues, with respect to the Property or any collateral given by any Borrower to Lender. In addition, from time to time, Lender may elect, and notice hereby is given to each Tenant of such right, to subordinate the lien of this Instrument to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election, the lien of this Instrument shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance, such subordination will not affect or be applicable to (and will expressly exclude any) lien, charge, encumbrance, security interest, claim, easement, restriction, option, covenant, and other rights, titles, interests, or estates of any nature regarding all or any portion of the Property to the extent that the same may have arisen or intervened during the period between the recordation of this Instrument and the execution of the Lease identified in such instrument of subordination.
(1)    Upon the occurrence and during the continuance of a Default, Lender may (but shall have no obligation to do so) notify, or require Borrowers to notify, any debtor(s) under any account (as defined in the Uniform Commercial Code) that the said debt has been assigned to Lender and direct such debtor(s) to make payments on said debt directly to Lender. To the extent Lender does not so elect, Borrowers shall continue to collect the amounts due under all accounts. Lender or its designee shall also have the right, in its own name or in the name of Borrowers, to do any of the following: (i) to demand, collect, receipt for, settle, compromise any amounts due, give aquittance for, prosecute or defend any action which may be in relation to any monies due or to become due by virtue of, the accounts; (ii) to sell, transfer, or assign or otherwise deal in the accounts or the proceeds thereof or the relative goods, as fully and effectively as if Lender were the absolute owner thereof; (iii) to extend the time of payment of any of the accounts, to grant waivers and make any allowance or other adjustment with reference thereto; (iv) to endorse the name of the Borrower on notes, checks or other evidences of payments on any portion of the Property that may come into possession of Lender; (v) to take control of cash and other proceeds of any portion of the Property; (vi) to sign the name of Borrowers on any invoice or bill of lading relating to any portion of the Property, or any drafts against account debtor or other persons making payment with respect to any portion of the Property; (vii) to send a request for verification of obligations or accounts to any account debtor; and (viii) to do all other acts and things necessary to carry out the intent of this Instrument. Any exercise by Lender of its rights in and to any portion of the Property shall, as may be applicable, be a full and complete release, discharge and aquittance of the account debtor with respect to any payment made to Lender, and Borrowers shall take any action as may be required by Lender in connection therewith. No account debtor on any account shall ever be bound to make inquiry as to the termination of this Instrument or the rights of Lender to act hereunder, but shall be fully protected by Borrowers in making payment directly to Lender.

(m) If a Default shall have occurred and be continuing, the Lender shall have the right to setoff and apply against the Loan in such manner as the Lender may determine, at any time and without notice to the Borrowers, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Lender to any Borrower whether or not the Loan is then due. As fmiher security for the Loan, the Borrowers hereby grants to the Lender a security interest in al money, instruments, and other property of the Borrowers now or hereafter held by the Lender, including, without limitation, property held in safekeeping. In.addition to the Lender's right of setoff and as further security for the Loan, each Borrower hereby grants to the Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of any Borrower now or hereafter on deposit with or held by the Lender and all other sums at any time credited by or owing from the Lender to any Borrower. The rights and remedies of the Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

26.	WAIVER OF DEFICIENCY STATUTE

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(a)

In the event an interest in the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrowers agree as follows:    notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Borrowers agree that Lender shall be entitled to seek a deficiency judgment from Borrowers and/or any other party obligated on the indebtedness evidenced by the Note and/or other sums secured by this Instrument equal to the difference between the amount owing on such indebtedness and the amount for which the · Property was sold pursuant to judicial or nonjudicial foreclosure sale.    Borrowers expressly recognize that this Subparagraph 27(a) constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Borrowers and other persons against whom recovery of deficiencies is sought or any guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrowers further recognize and agree that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Borrowers and/or others against whom recovery of a deficiency is sought.
(b)    Alternatively, in the event the waiver provided for in Subparagraph 27(a) above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Prope1iy as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Prope1iy Code: (i) the Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Prope1iy for cash promptly (but not later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, surveys of the Prope1iy, tax prorations, attorneys' fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (y) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years' experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

27.SUBSTITUTE TRUSTEE. Lender, at Lender's option, with or without cause, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Instrument is recorded. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

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28.	KNOW YOUR CUSTOMER

(a)    As used in this Instrument the following phrases have the following meaning:

(i)    "Beneficial Ownership Certification" means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially in form and substance satisfactory to Lender.

(ii)	"Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230.

(b)    Lender hereby notifies Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title Ill of Pub. L. 107-56 (signed into law October 26, 2001 )) (the "Act"), it is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of Borrowers and other information that will allow Lender to identify Borrowers in accordance with the Act. Borrowers shall, promptly following a request by Lender, provide all documentation and other information that Lender requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the Act. For legal entity borrowers, Lender will require the legal entity to provide identifying information about each beneficial owner and/or individuals who have significant responsibility to control, manage or direct the legal entity.

(c)    Borrowers represent and warrant to Lender that the information included in the Beneficial Ownership Certification delivered by Borrower to Lender is true and correct in all respects.

(d)    Promptly following any request therefor, Borrowers shall provide to Lender information and documentation reasonably requested by Lender for purposes of compliance with applicable "know your customer" requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws, including but not limited to a Beneficial Ownership Certification form acceptable to Lender.

29.RELEASE. Upon payment of all sums owing under the Loan or if Borrowers are in compliance with Section 37 below, Lender shall release this Instrument. Borrowers shall pay Lender's reasonable costs incurred in releasing this Instrument and any related financing statements.

30.SUBROGATION. Any of the proceeds of the Note utilized to take up or pay any outstanding liens against all or any part of the Property have been advanced by Lender at Borrowers' request and upon Borrowers' representation that such amounts are due and are secured by valid liens against the Property. Lender shall be subrogated to any and all right, superior titles, liens and equities owned or claimed by any owner or holder of any outstanding liens and debts, however remote, regardless of whether said liens or debts arc acquired by Lender, by assignment or are released by the holder thereof upon payment.

31.PARTIAL INVALIDITY. In the event any portion of the sums intended to be secured by this Instrument cannot be lawfully secured hereby, payments in reduction of such sums shall be applied first to those portions not secured hereby.

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32.
FUTURE ADVANCES. Upon request of Borrowers, Lender, at Lender's option, so long as this Instrument secures indebtedness held by Lender, may make Future Advances to Borrowers. Such Future Advances, with interest thereon, shall be secured by this Instrument.

33.	INDEMNITY

(a)    Borrowers shall, jointly and severally, at their sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (as defined below) from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages (except consequential damages), losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages (including, but not limited, to reasonable attorneys' fees and other costs of defense) (collectively, the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) ownership of this Instrument, the Property or any interest therein or receipt of any Rents and Revenues; (ii) any amendment to, or restructuring of, the Loan, the Note, this Instrument, or any other Loan Documents requested by Borrowers; (iii) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Instrument, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with any Loan Party or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (iv) any accident, injury to, or death of, persons or loss of or damage to property occurring in, on or about the Property or any pa1i thereof or on the adjoining sidewalks or curbs; (v) any use or condition in,. on or about the

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Property or any part thereof or on the adjoining sidewalks or curbs; (vi) any failure on the part of any of the Loan Parties to perform or be in compliance with any of the terms of this Instrument, the Note or any of the other Loan Documents; (vii) performance of any labor or services or the furnishing of any materials or other prope1iy in respect of the Property or any part thereof; (viii) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099- B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Instrument is made; (ix) any failure of the Property to be in compliance with any applicable laws; (x) the enforcement by any Indemnified Party of the provisions of this Paragraph 34; (xi) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or unde1iakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (xii) the payment of any commission, charge or brokerage fee to anyone claiming through any of the Loan Pa1iies which may be payable in connection with the funding of the Loan; or (xiii) any misrepresentation made by any of the Loan Parties in any other Loan Document. Any amounts payable to Lender by reason of the application of this Paragraph 34 shall become .due and payable upon ten (10) days' written notice and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Lender until paid. For purposes of this Paragraph 34, the term "Indemnified Paiiies" means Lender and any person or entity (collectively, a "Person") who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by this Instrument is or will have been recorded, any Person who may hold or acquire or will have held a full or paiiial interest in the Loan as well as the respective directors, officers, shareholders, partners, employees, agents, representatives, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosurn of this Instrument, and any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business). Notwithstanding anything in this Paragraph 34 to the contrary, in no event shall Borrowers be obligated to indemnify an Indemnified Party with respect to any Losses arising out of the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party.
(b)    Borrowers shall, jointly and severally, at their sole cost and expense, protect, defend, indemnify, release arid hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asse1ied against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

(c)    Upon written request by any Indemnified Party, Borrowers shall, jointly and severally, defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include all Borrowers and any Indemnified Pa1iy and Borrowers and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrowers, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Paiiy. Upon demand, Borrowers shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

34.WAIVER OF JURY TRIAL. BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT BORROWERS AND LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

35.ASSIGNMENT BY LENDER. Lender shall have the right to assign, in whole or in part, the Note, this Instrument and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan. The Lender shall also have the right to paiiicipate the Loan with other parties.

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36.
SPECIAL ENTITY INDEMNITY. In addition to the obligations of Borrowers under this Instrument and the other Loan Documents, Borrowers shall, jointly and severally, also, at their sole cost and expense, protect, defend, indemnify, release and hold harmless Lender from and against any and all Losses imposed upon or incurred by or asserted against Lender artd directly or indirectly arising out of or in any way relating to any one or more of the following: the (i) execution and delivery by Borrowers, Guarantor or Manager, of any of the Loan Documents to Lender; (ii) authorization of Borrowers, Guarantor or Manager to execute and deliver any of the Loan Documents to Lender; (iii) terms of the limited partnership agreement or limited liability company agreements, as applicable, of Borrowers; or (iv) identity of the limited partners, general partners, or members, as applicable, of Borrowers being other than as set forth in the limited partnership documents or limited liability company documents, as applicable, ce1iified to Lender as true and correct copies thereof.

The indemnities contained in this Paragraph 38 shall survive any foreclosure of this Instrument or deed in lieu whether at maturity thereof or through the exercise of Lender's remedies under the Instrument or any other Loan Document. Any amounts payable to Lender by reason of the application of this Paragraph 38 shall become due and payable upon ten (10) days' written notice and shall bear interest at the Default Rate (as defined in the Note) from the date any Losses are sustained by Lender until paid.

37.COMPLIANCE WITH LAWS. It is the intent of Lender and Borrowers and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury laws from time to time in effect. All agreements between Lender or any other holder hereof and Borrowers (or any other party liable with respect to any indebtedness under the Loan

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Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under the Note, this Instrument, the Loan Documents or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If the holder hereof shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to Borrowers or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.
[Balance of Page Intentionally Left Blank. Signature Page Follows.]

IN WITNESS WHEREOF, Borrowers have executed this Instrument or have caused the same to be executed by its representatives thereunto duly authorized.

BORROWERS:

HARTMAN 11211, LLC,
a Texas limited liability company

By:	Hartman Income REIT Management, Inc., a Texas corporation,
its Manager

By:         _

_..:t.:::-.... +---=======::::J::::::::
Louis T. Fox, II Chief Financial Officer

STATE OF TEXAS    § COUNTY OF HARRIS    §

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BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument on behalf of Hartman 11211 LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _'day of December, 2018.

t    J

11,111\\
,:,,,,,,./_''o"r••,\i,V,,,,    NOTARY ID 125964535
; J..1 /,i    COMM. EXR 02-18-2019
MARK TOROK
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NOTARY PUBLIC-STATE OF TEXAS
NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS    §

COUNTY OF HARRIS    §

HARTMAN VREIT XXI OPERATING PARTNERSHIP L.P.,
a Texas limited partnership

By: Hartman vREIT XXI, Inc., a Maryland Corporation its General Partner

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BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman vREIT XXI, Inc., the corporation that executed the foregoing instrument on behalf of Hartman vREIT XXI Operating Partnership L.P., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this    day of December, 2018.
.
COMM. EXR 02-18-2019
NOTARY ID 125964535
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MARK TOROK
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ir(jfi ,\NOTARY PUBLIC-STATE OF TEXAS

NotayPublic iri'and for the State of Texas

HARTMAN SPECTRUM, LLC,
a Texas limited liability company

By:	Hartman Income REIT Management, Inc., a Texas corporation,
its Manager

By:

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Louis T. Fox, II, Chief Financial Officer

STATE OF TEXAS    § COUNTY OF HARRIS    §

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BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument on behalf of Hartman Spectrum, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this    day of December, 2018.

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' ,t?,,,:; ,    NOTARY ID 125964535
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f :• ; {'r>\ NOTARY PUBLIC-STATE OF TEXAS
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MARK TOROK
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Notary Public in and for the State of Texas

TRACT 1:

EXHIBIT "A"

LAND

A PARCEL OF LAND CONTAINING 2.5835 ACRES (112,537 SQUARE FEET) MORE OR LESS, BEING THAT CERTAIN 2.5835 ACRE TRACT CONVEYED TO COTTER & SONS, INC., AS RECORDED IN HARRIS COUNTY CLERK'S FILE NO. 20140521918, SAID 2.5835 ACRE TRACT BEING SITUATED IN THE C. WILLIAMS SURVEY, ABSTRACT NO. 834, IN HARRIS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A SET 5/8 INCH CAPPED IRON ROD, IN THE SOUTH LINE OF INTERSTATE HIGHWAY 10, KATY FREEWAY, 275 FOOT RIGHT-OF-WAY, FOR THE NORTHEAST CORNER OF UNRESTRICTED RESERVE 11D11, WILCHESTER WEST, AS RECORDED IN VOLUME 132, PAGE 40, MAP RECORDS, HARRIS COUNTY, TEXAS, SAME BEING THE NORTHWEST CORNER OF THE SAID 2.5835 ACRE TRACT, FROM WHICH THE CENTERLINE OF YORKCHESTER DRIVE, 60 FOOT RIGHT-OF-WAY, AS SHOWN ON SAID WILCHESTER WEST, BEARS WITH THE SAID SOUTH LINE OF INTERSTATE HIGHWAY 10, KATY FREEWAY, S 89° 45' 5111 W, 480 FEET;

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THENCE, N 89° 45' 51 11 E, WITH THE SAID SOUTH LINE OF INTERSTATE HIGHWAY 10, KATY FREEWAY, SAME BEING THE NORTH LINE_ OF THE SAID 2.5835 ACRE TRACT, A DISTANCE OF 199.42 FEET TO A SET 5/8 INCH CAPPED IRON ROD, FOR THE NORTHWEST CORNER OF RESTRICTED RESERVE "A", BLOCK ONE, FANTASY GOLF I-10, AS RECORDED IN VOLUME 342, PAGE 138, MAP RECORDS, HARRIS COUNTY, TEXAS, SAME BEING THE NORTHEAST CORNER OF THE SAID 2.5835 ACRE TRACT;

THENCE, S 00° 13' 36" E, WITH THE WEST LINE OF SAID RESTRICTED RESERVE 11A11 , BLOCK ONE, FANTASY GOLF I-10, SAME BEING THE EAST LINE OF THE SAID 2.5835 ACRE TRACT, A DISTANCE OF 563.10 FEET, TO A FOUND 1/2 INCH IRON ROD, IN THE NORTH LINE OF LOT 2, BLOCK 13, WILCHESTER, SECTION FOUR, AS RECORDED IN VOLUME 142, PAGE 13, MAP RECORDS, HARRIS COUNTY, TEXAS, FOR THE SOUTHWEST CORNER OF SAID RESTRICTED RESERVE "A", BLOCK ONE, FANTASY GOLF I-10, SAME BEING THE SOUTHEAST CORNER OF THE SAID 2.5835 ACRE TRACT;

THENCE, S 88° 58' 5111 W, WITH THE NORTH LINE OF SAID BLOCK 13 AND THE NORTH LINE OF RESTRICTED RESERVE "A", BLOCK ONE, SPRING BRANCH ISO WILCHESTER ELEMENTARY SCHOOL SUBDIVISION, AS RECORDED IN FILM CODE NUMBER 637066, MAP RECORDS, HARRIS COUNTY, TEXAS, A DISTANCE OF 199.35 FEET TO A FOUND 5/8 INCH IRON ROD, FOR AN INTERIOR CORNER OF RESERVE 11 A11 , SPRING BRANCH ISO WILCHESTER ELEMENTARY SCHOOL SUBDIVISION, SAME BEING THE SOUTHWEST CORNER OF THE SAID 2.5835 ACRE TRACT;

THENCE, N 00° 14' 09" W, WITH THE SAID EAST LINE OF RESERVE "A", SPRING BRANCH ISD WILCHESTER ELEMENTARY SCHOOL SUBDIVISION AND THE SAID EAST LINE OF UNRESTRICTED RESERVE "D", WILCHESTER WEST, SAME BEING THE WEST LINE OF THE SAID 2.5835 ACRE TRACT, A DISTANCE OF 565.82 FEET, TO THE POINT OF BEGINNING AND CONTAINING 2.5835 ACRES, (112, 537 SQUARE FEET) OF LAND MORE OR LESS.    .

TRACT 2:

EASEMENT ESTATE, IN AND TO THAT CERTAIN STORM WATER SEWER EASEMENT, AS CREATED BY INSTRUMENT FILED UNDER HARRIS COUNTY CLERK'S FILE NUMBER T086815.

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EXHIBIT "B"

1.	Storm Water Sewer Easement under Harris County Clerk's File No. T086815.

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EXHIBIT C

Form of Tenant Estoppel, Subordination, Non-Disturbance and Attornment Agreement

TENANT ESTOPPEL, SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT

THIS TENANT ESTOPPEL, SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT
AGREEMENT (the "Agreement") is dated as of the    day of     , 20 , and is by and among
EAST WEST BANK, a California state-chartered bank, having an address at 9300 Flair Drive, 6th Floor, El Monte,
California    91731    and    its    successors    and    assigns    ("Lender"),             a
        having    an    office    at

("Landlord"), and

------------' a

, having an office at

     ("Tenant").

RE:    RECITALS:

WHEREAS, Landlord has made, executed and delivered to Lender its Promissory Note which·is secured by, among other things, that certain Deed of Trust, Assignment of Rents and Security Agreement (hereinafter referred to as the "Mortgage") encumbering the real prope1iy located at    (the "Property");

WHEREAS, by a lease agreement (the "Lease") dated     , 20 , between Landlord (or

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Landlord's predecessor in title) and Tenant, Landlord leased to Tenant a portion of the Property, as said p01iion is more particularly described in the Lease (such portion of the Property hereinafter referred to as the "Premises"); and

WHEREAS, Lender and Tenant desire to evidence their understanding With respect to the Mortgage and the Lease as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.	Tenant hereby ce1iifies to Lender, their successors and assigns as follows:

a.    A true, correct and complete copy of the Lease and all amendments thereto are attached hereto as Exhibit A.

b.    The entire base rent due under the Lease is a monthly rent in the amount of$        per month and the percentage rent, if any, is set f01ih in Section
_._ of this Lease (collectively, the "Rent"). The Rent has been paid current through the end of

    , 20     and no Rent has been prepaid by Tenant. Rent each month is due and payable on the 1st day of each calendar month. Landlord holds a security deposit in the amount of
$     _

c.    Neither Landlord nor Tenant is in default under the Lease, and all conditions and obligations on Landlord's part to be fulfilled under the Lease have been satisfied or fully performed, including, but not limited to, any and all required tenant improvements, allowances, alterations, installations and construction, for which payment or performance, if any, has been made in all cases. There are no fmiher obligations under the Lease on the part of Landlord other than to permit occupancy of the Premises by Tenant.

d.    Tenant has: (i) no right of first refusal or option pursuant to the Lease or otherwise to purchase all or any pa1i of the Premises or the Prope1iy; (ii) no right or option to lease additional space on the Property; and (iii) neither assigned the Lease in any way nor sublet all or any part of the Premises.

2.    Tenant covenants, stipulates and agrees that the Lease and all of Tenant's right, title and interest in and to the Property thereunder is hereby, and shall at all times continue to be, subordinated and made secondary and inferior in each and every respect to the Mortgage and the lien thereof, to all of the terms, conditions and provisions thereof and to any and all advances made or to be made thereunder, so that at all times the Mortgage shall be and remain a lien on the Property prior to and superior to the Lease for all purposes, subject to the provisions set forth herein.

3.    Lender agrees that if Lender exercises any of its rights under the Mortgage, including foreclosure of the M01igage or exercise of a power of sale under the Mortgage, Lender will not disturb Tenant's right to use, occupy and possess the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period under any term, covenant or condition of the Lease or this Agreement.

4.    If, at any time Lender (or any person, or such person's successors or assigns, who acquires the interest of Landlord under the Lease through foreclosure of the M01igage or otherwise) shall succeed to the rights of Landlord under the Lease as a result of a default or event of default under the Mortgage, Tenant shall attorn to and recognize such person so succeeding to the rights of Landlord under the Lease (herein sometimes called "Successor Landlord") as Tenant's landlord under the Lease, said attornment to be effective and self-operative without the execution of any fmiher instruments. Although said attornment shall be self-operative, Tenant agrees to execute and deliver to Lender or to any Successor Landlord, such other instrument or instruments as Lender or such other person shall from time to time request in order to confirm said attornment.

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5.

Landlord authorizes and directs Tenant to honor any written demand or notice from Lender instructing Tenant to pay rent or other sums to Lender rather than Landlord (a "Payment Demand"), regardless of any other or contrary notice or instruction which Tenant may receive from Landlord before or after Tenant's receipt of such Payment Demand. Tenant may rely upon any notice, instruction, Payment Demand, cetiificate, consent or other document from, and signed by, Lender and shall have no duty to Landlord to investigate the same or the circumstances under which the same was given. Any payment made by Tenant to Lender or in response to a Payment Demand shall be deemed proper payment by Tenant of such sum pursuant to the Lease.

6.    Subject to the proviso at the end of this Section 6, if Lender shall become the owner of the Property or the Property shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage or if the Property shall be transferred by deed in lieu of foreclosure, Lender or any Successor Landlord shall not be: (a) liable for any act or omission of any prior landlord (including Landlord); (b) obligated to cure any defaults of any prior landlord (including Landlord) which occurred, or to make any payment to Tenant which was required to be paid by any prior landlord (including Landlord), prior to the time that Lender or any Successor Landlord succeeded to the interest of such landlord under the Lease; (c) obligated to perform any construction obligations of any prior landlord (including Landlord) under the Lease or liable for any defects (latent, patent or otherwise) in the design, workmanship, materials, construction or otherwise with respect to improvements and buildings constructed on the Propetiy; (d) subject to any offsets, defenses or counterclaims which Tenant may be entitled to assert against any prior landlord (including Landlord); (e) bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one month in advance; (f) bound by any amendment, modification, termination or surrender of the Lease made without the written consent of Lender; or (g) liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, unless and until Lender or any Successor Landlord has actually received said deposit for its own account as the landlord under the Lease as security for the performance of Tenant's obligation under the Lease (which deposit shall, nonetheless, be held subject to the provisions of the Lease); provided, however, Lender agrees that if a physical defect exists either in Property or the Premises at the time any Successor Landlord becomes the owner of the Prope1iy (such as a broken air conditioner or a leak in the roof) that, unless such physical defect was caused by or allowed to occur by Tenant in violation of the Lease, then such Successor Landlord shall, upon becoming owner of the Property, repair such physical defect at the Successor Landlord's cost to the extent and only to the extent that the Landlord under the Lease is required to make such repair, but such Successor Landlord shall not be liable for any damage of any type suffered by Tenant (such as destroyed equipment owned by Tenant caused by a leak in the roof) prior to Successor Landlord's actual becoming owner of the Property.

7.    Tenant hereby covenants and agrees to and with Lender to deliver to Lender, by ce1iified mail, return receipt requested, a duplicate of each notice of default delivered by Tenant to Landlord at the same time as such notice is given to Landlord and no such notice of default shall be deemed given by Tenant under the Lease unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right (but shall not be obligated) to cure such default. Tenant further agrees to afford Lender a period of thirty (30) days beyond any period afforded to Landlord for the curing of such default during which period Lender may elect (but shall not be obligated) to seek to cure such default, or, if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including but not limited to commencement of foreclosure proceedings) during which period Lender may elect (but shall not be obligated) to seek to cure such default, prior to taking any action to terminate the Lease.

8.    Tenant acknowledges that the interest of Landlord under the Lease is assigned to Lender solely as security for the Promissory Note, and Lender shall have no duty, liability or obligation under the Lease or any extension or renewal thereof, unless Lender shall specifically undetiake such liability in writing or Lender becomes and then only with respect to periods in which Lender becomes, the fee owner of the Property.

9.

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

10.    This Agreement and each and every covenant, agreement and other provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any successor holder of the Promissory Note).

11.    All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service cetiified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below. Such addresses may be changed by notice given in the same manner. If any patiy consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

Lender's Address:    East West Bank
9090 Katy Freeway, 3rd Fl., Houston, Texas 77024 Attn.: Mr. Esau Liu

Tenant's Address:

Landlord's Address:

12.    In the event Lender shall acquire Landlord's interest in the Premises, Tenant shall look only to the estate and interest, if any, of Lender in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as a Successor Landlord under the Lease or under this Agreement, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of

•
Tenant's remedies under or with respect to the Lease, the relationship of the landlord and tenant under the Lease or Tenant's use or occupancy of the Premises or any claim arising under this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

TENANT:

By:-----------------
Name:
Title:--------------------
LANDLORD:

By:     Name:         Title: --------------------
LENDER:

EAST WEST BANK,
a California state-chatiered bank

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By:-----------------
Name:
Title:--------------------

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RP-2019-13688
# Pages 49
01/11/2019 09:56 AM
e-Filed & e-Recorded in the Official Public Records of HARRIS COUNTY
DIANE TRAUTMAN COUNTY CLERK
Fees    $204.00

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RECORDERS MEMORANDUM
This instrument was received and recorded electronically and any blackouts, additions or changes were present at the time the instrument was filed and recorded.

Any provision herein which restricts the sale, rental, or use of the described real property because of color or race is invalid and unenforceable under federal law.
THE STATE OF TEXAS COUNTY OF HARRIS
I hereby certify that this instrument was FILED in
File Number Sequence on the date and at the time stamped hereon by me; and was duly RECORDED in the Official Public Records of Real Property of Harris County, Texas.
COUNTY CLERK
HARRIS COUNTY, TEXAS